Exhibit 10.21

SHARE SUBSCRIPTION AGREEMENT

dated as of May [●], 2023

by and between

NAAS TECHNOLOGY INC.

and

[●]

TABLE OF CONTENTS

1.	DEFINITIONS	1
2.	PURCHASE AND SALE OF SECURITIES	3
3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER	4
4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	5
5.	ADDITIONAL AGREEMENTS	7
6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL	8
7.	CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE	8
8.	TERMINATION	9
9.	MISCELLANEOUS	9

SHARE SUBSCRIPTION AGREEMENT

SHARE SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of May [●], 2023, by and between NaaS Technology Inc., an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and [●] (the “Purchaser”).

RECITALS

WHEREAS, the Company desires to issue, sell and deliver to the Purchaser, and the Purchaser desires to purchase and acquire from the Company, upon the terms and conditions set forth in this Agreement, the Securities (as defined below).

NOW, THEREFORE, in consideration of the foregoing and representations, warranties, covenants and agreements set forth herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound, the Company and the Purchaser hereby agree as follows:

1.	DEFINITIONS

The following capitalized terms shall have the following meanings for purposes of this Agreement:

“ADS” means American Depositary Share, each representing ten (10) Class A Ordinary Shares as of the date hereof;

“Affiliate” means an “affiliate” within the meaning of Rule 405 under the Securities Act;

“Aggregate Purchase Price” has the meaning set forth in Section 2(b);

“Agreement” means this Share Subscription Agreement;

“Board” means the Company’s Board of Directors;

“Business Day” means any day that is not a day on which banking institutions in the Cayman Islands, Hong Kong, New York City or the PRC are authorized or required by law, regulation or executive order to be closed;

“Class A Ordinary Shares” means the Company’s Class A Ordinary Shares, par value US$0.01 per share;

“Closing” means the consummation of the sale and purchase of the Securities as set out in Section 2(a);

“Closing Date” has the meaning set forth in Section 2(c)(i);

“Company” has the meaning set forth in the preamble;

“Company Articles” means the Second Amended and Restated Memorandum and Articles of Association of the Company, as amended;

“Contract” means any agreement, contract, lease, indenture, instrument, note, debenture, bond, mortgage or deed of trust or other agreement, arrangement or understanding;

“Depositary” means JPMorgan Chase Bank, N.A., or any successor depositary of the Company’s ADS program;

“Encumbrance” means any mortgage, lien, pledge, charge, security interest, title defect, preemptive or similar right or other encumbrance;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Governmental Entity” means any supranational, national, provincial, state, municipal, local or other government, whether U.S., PRC or otherwise, any instrumentality, subdivision, administrative agency or commission thereof, court, other governmental authority or regulatory body or instrumentality, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or any self-regulatory agency (including any stock exchange);

“HKIAC” has the meaning set forth in Section 9(a);

“Material Adverse Effect” means any event, occurrence, fact, condition, change or development, individually or together with other events, occurrences, facts, conditions, changes or developments, that has or would reasonably be expected to have a material adverse effect on (a) the business or operations of the Company and its Subsidiaries (taken as a whole) as presently conducted, or the financial condition, assets or results of operation of the Company and its Subsidiaries (taken as a whole) or (b) the ability of the Company to consummate the transactions contemplated by this Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect on the business of the Company or any Subsidiary relating to or arising in connection with (i) any action required to be taken pursuant to the terms and conditions of this Agreement or taken at the direction of the Purchaser, (ii) economic changes affecting the industry in which the Company and its Subsidiaries operate generally or the economy of the PRC or any other market where the Company and its Subsidiaries have material operations or sales generally (provided in each case that such changes do not have a unique and materially disproportionate impact on the business of the Company and its Subsidiaries), (iii) the execution, announcement or disclosure of this Agreement or the pendency or consummation of the transactions contemplated hereunder or thereunder, (iv) changes in generally accepted accounting principles that are generally applicable to comparable companies, (v) changes in general legal, tax or regulatory conditions, (vi) changes in national or international political or social conditions, including any engagement in hostilities or the occurrence of any military or terrorist attack or civil unrest, or (vii) earthquakes, hurricanes, floods, epidemics or other public health crises or other disasters;

“NaaS Public Documents” means all registration statements, proxy statements and other statements, reports, schedules, forms and other documents required from time to time to be filed or furnished by the Company with or to the SEC on or after June 10, 2022, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein;

“NASDAQ” means The NASDAQ Stock Market;

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof;

“PRC” means the People’s Republic of China;

“Purchaser” has the meaning set forth in the preamble;

“Registration Statement” has the meaning set forth in Section 4(h);

“SEC” means the United States Securities and Exchange Commission;

“Securities” has the meaning set forth in Section 2(a);

“Securities Act” means the United States Securities Act of 1933, as amended;

“Subsidiary” means any entity of which a majority of the outstanding equity securities or other ownership interests representing a majority of the outstanding equity interests or otherwise having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by the Company, and includes any entity which is directly or indirectly controlled by the Company;

“Transaction Documents” means this Agreement and any other agreement, document or instrument entered into or delivered in connection with the transactions contemplated hereby or thereby; and

“U.S.” or “United States” means the United States of America.

2.	PURCHASE AND SALE OF SECURITIES

(a)    Purchase of Securities. Subject to the satisfaction or waiver of the conditions set forth in Sections 6 and 7 below, at the Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall subscribe for and purchase from the Company, a number of ADSs representing [●] Class A Ordinary Shares (such ADSs, the “Securities”).

(b)    Purchase Price. The purchase price shall be US$[●] per ADS. The aggregate purchase price for the Securities (the “Aggregate Purchase Price”) shall be US$[●].

(c)    Closing.

(i)    Date and Time. The Closing shall take place remotely via exchange of documents and signatures. The Purchaser shall pay the Aggregate Purchase Price to the Company pursuant to Section 2(c)(ii)(A) on such date (such date, the “Closing Date”) that is one Business Day following (A) the date hereof and (B) the date on which the last of the conditions to the Closing set forth in Sections 6 and 7 below (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) is satisfied or waived, or at such other date and location as may be agreed in writing by the Company and the Purchaser.

(ii)    Payment and Delivery.

(A)    On the Closing Date, the Purchaser shall pay the Aggregate Purchase Price to the Company for the Securities, by wire transfer of immediately available funds to the bank account as set forth in Annex A or such other bank account as may be designated in writing by the Company, such payment to be evidenced by delivery to the Company of a copy of the irrevocable wiring instructions from the Purchaser to its bank (known as “MT-103” and containing SWIFT number of such remittance);

(B)    On the Closing Date, or at such other date as may be agreed by the Company and the Purchaser, the Company shall (i) instruct the Company’s registered office provider to issue and deliver [●] Class A Ordinary Shares to the Depositary; and (ii) cause the Depositary to deliver ADSs representing such Class A Ordinary Shares to the Purchaser.

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing Date that:

(a)    [Organization. Each of the Purchaser and any Affiliate that is a party to the Transaction Documents is a company duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized.]

(b)    Authorization; Enforcement; Validity. Each of the Purchaser and/or its Affiliate(s) (as the case may be) has the requisite [corporate] power and authority to enter into and perform this Agreement and to consummate the transactions contemplated by this Agreement and each other Transaction Document to which it is a party. [The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated by and in compliance with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser.] This Agreement and each other Transaction Document have been duly executed and delivered by the Purchaser and/or its Affiliate(s) (as the case may be) and constitute the legal, valid and binding obligations of the Purchaser and/or its Affiliate(s) (as the case may be), enforceable against the Purchaser and/or its Affiliate(s) (as the case may be) in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)    No Conflicts. The execution, delivery and performance by the Purchaser and/or its Affiliate(s) (as the case may be) of this Agreement and the other Transaction Documents and the consummation by the Purchaser and/or its Affiliate(s) (as the case may be) of the transactions contemplated hereby and thereby do not and will not [(i) result in a violation of the organizational or constitutional documents of the Purchaser and/or its Affiliate(s) (as the case may be), or] (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state, and any other applicable, securities laws) applicable to the Purchaser and/or its Affiliate(s) (as the case may be), except in the case of clause (ii) above, for such violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(d)    Consents and Approvals. Neither the execution and delivery by the Purchaser and/or its Affiliate(s) (as the case may be) of this Agreement or any other Transaction Document, nor the consummation by the Purchaser and/or its Affiliate(s) (as the case may be) of any of the transactions contemplated hereby or thereby, nor the performance by the Purchaser and/or its Affiliate(s) (as the case may be) of this Agreement or any other Transaction Document in accordance with its respective terms, requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party.

(e)    Status and Investment Intent.

(i)    Investment Experience. The Purchaser is a sophisticated investor with knowledge and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of the investment in the Securities. The Purchaser is able to bear the economic risks of an investment in the Securities. In making its decision to invest in the Company, the Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any Person, except for the statements, representations and warranties contained in this Agreement.

(ii)    Not a U.S. Person. The Purchaser is not a “U.S. person” and is located outside the “United States”, as each such quoted term is defined in Rule 902 of Regulation S under the Securities Act.

(f)    Sufficient Funding. The Purchaser has at its disposal sufficient funding to pay the Aggregate Purchase Price and consummate the transactions contemplated hereby.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser that:

(a)    Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the Cayman Islands, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

(b)    Capitalization. The authorized share capital of the Company is US$100,000,000 divided into 10,000,000,000 shares comprising (i) 6,000,000,000 Class A Ordinary Shares of a par value of US$0.01 each, (ii) 300,000,000 Class B Ordinary Shares of a par value of US$0.01 each, (iii) 1,400,000,000 Class C Ordinary Shares of a par value of US$0.01 each, and (iv) 2,300,000,000 shares as such class or series (however designated) as the Board may determine in accordance with the Company Articles. As of the close of business on the date immediately prior to the date of this Agreement, 697,430,361 Class A Ordinary Shares, 248,888,073 Class B Ordinary Shares and 1,398,659,699 Class C Ordinary Shares are issued and outstanding. The outstanding shares of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(c)    Valid Issuance. The Class A Ordinary Shares represented by the Securities, when issued and paid for in accordance with the terms hereof, will be duly authorized, validly issued and non-assessable and free from all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and such Class A Ordinary Shares will be fully paid with the holders being entitled to all rights accorded to a holder of such shares, as appropriate.

(d)    Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each other Transaction Document to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. This Agreement and each other Transaction Document have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e)    No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby (including, the issuance of the Securities) will not (i) result in a violation of the Company Articles, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract to which the Company is a party, or (iii) subject to the terms of this Agreement, result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and the rules and regulations of NASDAQ applicable to the Company or by which any property or asset of the Company is bound or affected), except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(f)    Litigation. Except as disclosed in the NaaS Public Documents, there are no claims, suits, actions or proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries before any Governmental Entity or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by the Transaction Documents or which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g)    NaaS Public Documents. As of their respective filing dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all Naas Public Documents required to be filed with or furnished to the SEC under the Exchange Act complied in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder. None of the Naas Public Documents filed under the Exchange Act included, when filed or, if amended, as of the date of such amendment (or such other date as indicated in such amendment) with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since June 10, 2022, the Company has timely filed with the SEC each Naas Public Document that the Company was required to file with the SEC under the Exchange Act.

(h)    Registration Statement. The Company has filed with the SEC a registration statement on Form F-1 (Registration No. 333-271536) (the “Registration Statement”), including a preliminary prospectus dated May 19, 2023 (the “Prospectus”) covering the Company’s sale and issuance of the Securities hereunder, and the Registration Statement has been declared effective by the SEC and no stop order preventing or suspending the effectiveness of the Registration Statement or Prospectus has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. At the time the Registration Statement and any amendments thereto became effective, at the time of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was filed and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)    No Material Adverse Effect. Since the date of the latest audited financial statements included or incorporated by reference in the Naas Public Documents, there has not been a Material Adverse Effect.

(j)    Investment Company Act of 1940. The Company is not, and solely after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(k)    No Additional Representations. The Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in the Transaction Documents.

5.	ADDITIONAL AGREEMENTS

(a)    Further Assurances. Each of the Purchaser and the Company shall use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated by this Agreement on a timely basis, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of such transactions, and will cooperate and consult with the other and use reasonable efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all Governmental Entities, necessary or advisable to consummate the transactions contemplated by this Agreement.

(b)    Reservation of Class A Ordinary Shares. The Company shall reserve and keep available at all times during which the Securities remain convertible, free of preemptive rights, a sufficient number of Class A Ordinary Shares for the purpose of enabling the Company to issue the Class A Ordinary Shares issuable upon conversion of the Securities.

(c)    Expenses. Each party shall bear and pay its own costs, fees and expenses incurred by it in connection with the Transaction Documents and the transactions contemplated by the Transaction Documents.

(d)    Final Prospectus. The Company shall, at no later than the first (1st) Business Day after the Closing Date, file with the SEC a final prospectus under Rule 424(b) under the Securities Act for the sale and issuance of the Securities hereunder.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL

The obligation of the Company hereunder to issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction or waiver by the Company, on or before the Closing Date, of each of the following conditions:

(a)    Execution of Transaction Documents. The Purchaser (and its Affiliates, if applicable) shall have duly executed and delivered to the Company each of the Transaction Documents to which it is a party and other relevant documents reasonably requested by the Company.

(b)    Performance. The Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions contained in the Transaction Documents that are required to be performed or complied with by it on or before the Closing.

(c)    Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct to such extent) as of the date of this Agreement and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date); provided that each representation or warranty made by the Purchaser in this Agreement under Sections 3(a), 3(b) and 3(c) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

7.	CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE

The obligation of the Purchaser hereunder to purchase the Securities at the Closing is subject to the satisfaction or waiver by the Purchaser, on or before the Closing Date, of each of the following conditions:

(a)    Execution of Transaction Documents and Other Documents. The Company shall have duly executed and delivered to the Purchaser each of the Transaction Documents to which it is a party and other relevant documents reasonably requested by the Purchaser.

(b)    [Legal Opinion. The Company shall have delivered to the Purchaser a legal opinion of its Cayman Islands counsel, in form and substance reasonably acceptable to the Purchaser.]

(c)    Wire Instructions. The Company shall have provided the Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer of the Company.

(d)    Representations and Warranties. The representations and warranties of the Company contained in the Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct to such extent) as of the date of this Agreement and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date); provided that each representation or warranty made by the Company in this Agreement under Sections 4(a), 4(c) and 4(d) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

8.	TERMINATION

(a)    Subject to Section 8(b) below, this Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing:

(i)    by mutual written agreement of the Company and the Purchaser; or

(ii)    by the Company or the Purchaser if any legislative body, court, administrative agency or commission or other governmental authority, instrumentality, agency or commission shall have enacted, issued, promulgated, enforced or entered any law or governmental regulation or order which has the effect of prohibiting the sale and issuance of the Securities; provided, however, that the right to terminate this Agreement pursuant to this Section 8(a)(ii) shall not be available to a party if the issuance of such law, regulation or order was initiated by, or primarily due to a breach by, such party of this Agreement.

(b)    In the event of termination of this Agreement as provided in Section 8(a) above, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the parties hereto and, as applicable, the officers, directors and shareholders of each party, except that the provisions of Sections 8 and 9 hereof shall remain in full force and effect; provided that nothing herein shall relieve any party hereto from liability for any breach of this Agreement that occurred prior to such termination.

9.	MISCELLANEOUS

(a)    Survival. The representations and warranties of the parties set forth in Sections 3 and 4 of this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of eighteen (18) months after the Closing, except as waived or released by the party entitled to enforce such representations and warranties.

(b)    Governing Law; Arbitration. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be submitted to arbitration upon the request of any party with notice to the other party. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are deemed to be incorporated by reference into this Section 9(a). There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the HKIAC shall select the third arbitrator, who shall be qualified to practice law in Hong Kong. If either party to the arbitration does not appoint an arbitrator who has consented to participate within thirty (30) days after selection of the first arbitrator, the relevant appointment shall be made by the Chairman of the HKIAC. The arbitration proceedings shall be conducted in English. Each party irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration in Hong Kong and the HKIAC, and hereby submits to the exclusive jurisdiction of HKIAC in any such arbitration. The award of the arbitration tribunal shall be conclusive and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(c)    Remedies and Waivers. No delay or omission by any party to this Agreement in exercising any right, power or remedy provided by law or under this Agreement or any other documents referred to in it shall: (i) affect that right, power or remedy; or (ii) operate as a waiver thereof. The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise or any other right, power or remedy. Except as otherwise expressly provided in this Agreement, the rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

(d)    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Signatures in the form of facsimile or electronically imaged “.pdf” shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signatures were original.

(e)    Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f)    Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(g)    Interpretation. When a reference is made in this Agreement to an Article, Section, Exhibit or Annex, such reference shall be to an Article or Section of, or an Exhibit or Annex to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall not be exclusive. All references to “$” mean the lawful currency of the United States. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Except as specifically stated herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Except as otherwise specified herein, references to a Person are also to its permitted successors and assigns. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

(h)    Entire Agreement; Amendments. This Agreement (including all schedules, annexes and exhibits hereto), together with the other Transaction Documents constitute the entire agreement, and supersede all other prior oral or written agreements between the Purchaser, the Company, their Affiliates and Persons acting on their behalf with respect to the subject matter hereof and thereof. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(i)    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) Business Day after deposit with an internationally recognized overnight courier service, or (iv) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not, then on the next Business Day, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

NaaS Technology Inc.

Address:	Newlink Center, Area G, Building 7,
Huitong Times Square,
No.1 Yaojiayuan South Road,
Chaoyang District, Beijing, 10024
People’s Republic of China
Email:	jinmingyi@newlink.com
Facsimile:	86 (10) 8551-1066
Attention:	Jin Mingyi

If to the Purchaser:

Address:
Telephone:
Email:
Attention:

(j)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Except as otherwise provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.

(k)    Adjustment of Share Numbers. If there is a subdivision, split, share dividend, combination, reclassification or similar event with respect to any of the Company’s Class A Ordinary Shares referred to in this Agreement, then, in any such event, the numbers and types of shares of such Class A Ordinary Shares referred to in this Agreement shall be equitably adjusted as appropriate to the number and types of shares of such securities that a holder of such number of shares would own or be entitled to receive as a result of such event of such holder had held such number of shares immediately prior to the record date for, or effectiveness of, such event.

(l)    Specific Performance. The parties hereto acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of the Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to the Transaction Documents shall be entitled to seek injunction to prevent breaches of the Transaction Documents and to enforce specifically the terms and provisions of the Transaction Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and the Purchaser have caused its respective signature page to this Share Subscription Agreement to be duly executed as of the date first written above.

NAAS TECHNOLOGY INC.

By:
Name:
Title:

[Signature Page to Share Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Purchaser have caused their respective signature page to this Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

[Signature Page to Share Subscription Agreement]

Annex A

Bank Account

Bank:

Name of Account Holder:

Account Number:

SWIFT Code: